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Exhibit 10.15

        [Confidential Information Omitted]

Amendment No. 2
To the A330 Purchase Agreement
Dated as of December 21, 2000

Between

AVSA, S.A.R.L.

And

NORTHWEST AIRLINES,  INC.

        This Amendment No. 2 (hereinafter referred to as this "Amendment") is entered into as of December 20, 2002, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as "AVSA"), and NORTHWEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Minnesota, United States of America, having its principal corporate offices located at 2700 Lone Oak Parkway, Eagan, Minnesota 55121, USA (hereinafter referred to as "Northwest").

WITNESSETH

        WHEREAS, Northwest and AVSA entered into an A330 Purchase Agreement, dated as of December 21, 2000, relating to the sale by AVSA and the purchase by Northwest of certain Airbus Industrie A330-300 aircraft (the "Aircraft") which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1 thereto dated as of November 26, 2001, is hereinafter called the "Agreement."

        WHEREAS, AVSA and Northwest have agreed to certain changes in the Aircraft delivery schedule and in other terms of the Agreement.

        WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

        NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.    RESCHEDULING

1.1    Northwest and AVSA have agreed to reschedule one Firm Aircraft as follows:

Firm Aircraft in the Agreement	Firm Aircraft in this Amendment
2005CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. (No. 22)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. (No. 24)

1.2    Subparagraph 2.1 of Letter Agreement No. 2 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

        The Option Aircraft will be scheduled for delivery at the rate of one (1) per quarter starting in the third calendar quarter of CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. and ending in the second calendar quarter ofCONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT..

UNQUOTE

2.    RESCHEDULING AND AIRCRAFT TYPE CONVERSIONS

        Northwest and AVSA have agreed to reschedule and convert Firm Aircraft into Converted Firm A330-200 Aircraft as follows:

Firm Aircraft in the Agreement	Converted Firm A330-200 Aircraft in this Amendment
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2003 (No. 6)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004 (No. 8)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2005 (No. 20)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3.    AIRCRAFT TYPE CONVERSIONS WITH NO RESCHEDULING

        Northwest and AVSA have agreed to convert Firm Aircraft into Converted Firm A330-200 Aircraft as follows:

Firm Aircraft in the Agreement	Converted Firm A330-200 Aircraft in this Amendment
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004 (No. 11)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004 (No. 12)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004 (No. 13)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004 (No. 14)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2005 (No. 15)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2005 (No. 16)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2005 (No. 17)	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

4.    DELIVERY

        As a consequence of Subparagraph 1.1 and Paragraphs 2 and 3 above, the delivery schedule in Subclause 9.1 of the Agreement is hereby canceled and replaced by the following quoted delivery schedule for Firm Aircraft and Converted Firm A330-200 Aircraft:

QUOTE

Aircraft No.	Aircraft Type	Month/Year of Delivery	Aircraft No.	Aircraft Type	Month/Year of Delivery
1	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2003	13	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2005
2	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2003	14	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2005

3	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2003	15	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2005
4	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2003	16	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2005
5	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2003	17	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2005
6	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2004	18	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2005

7	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2004	19	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2006
8	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2004	20	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2006
9	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2004	21	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2007

10	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2004	22	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2007
11	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. 2004	23	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2008
12	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2004	24	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.	CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.2008

UNQUOTE

5.    PURCHASE RIGHT AIRCRAFT

        Subparagraph 3.2 of Letter Agreement No. 2 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

3.2    Applicable Terms

        On Purchase Right Aircraft Exercise, (i) the price terms that apply to Option Aircraft will be extended to the applicable Purchase Right Aircraft, so long as such Purchase Right Aircraft is scheduled for delivery to Northwest before the end ofCONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT., (ii) all other terms and conditions in the Agreement that apply to Aircraft will apply to such Purchase Right Aircraft, and (iii) such Purchase Right Aircraft will be deemed to be an Aircraft.

UNQUOTE

6.    FLEXIBILITY

6.1    Conversion Rights

6.1.1    Conversion Rights to A330-300

        AVSA grants Northwest the right to convert into a firmly ordered A330-300 model Aircraft each Converted Firm A330-200 Aircraft, Option Aircraft and Purchase Right Aircraft identified below (a "Converted Firm A330-300 Aircraft"):

  (i)
  each Converted Firm A330-200 Aircraft,

  (ii)
  each Option Aircraft that has been converted to a Converted Firm A330-200 Aircraft pursuant to Paragraph 4.1 of Letter Agreement No. 2 of the Agreement (as amended below in this Amendment), and

  (iii)
  each Purchase Right Aircraft that has been converted into a Converted Firm A330-200 Aircraft pursuant to Paragraph 4.1 of Letter Agreement No. 2 of the Agreement (as amended below in this Amendment).

        Northwest may exercise this right by giving written notice to AVSA no later than CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.months prior to the first day of the month in which the Aircraft to be converted is scheduled for delivery (the "A330-300 Conversion Right"). The delivery position for a Converted Firm A330-300 Aircraft will be CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

6.1.2    Conversion Rights to A330-200

        The first sentence of Paragraph 4.1 of Letter Agreement No. 2 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

        AVSA grants Northwest the right to convert Firm Aircraft into firmly ordered A330-200 aircraft (the "Converted Firm A330-200 Aircraft") as follows:

  (i)
  the Firm Aircraft scheduled for delivery in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (ii)
  each Firm Aircraft scheduled for delivery inCONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.;

  (iii)
  the A330-300 model Firm Aircraft scheduled for delivery in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (iv)
  each Option Aircraft that has become an A330-300 model Aircraft as the result of an option exercise; and

  (v)
  each Purchase Right Aircraft that has been converted to an Aircraft in accordance with Paragraph 3 above.

UNQUOTE

6.1.3    Paragraph 4.2 of Letter Agreement No. 2 of the Agreement, regarding the A330-500 Conversion Right, is hereby canceled. As a consequence of this cancellation, all references in the Agreement to Converted Firm A330-500 Aircraft are hereby deemed without effect.

6.1.4    Terms and Conditions of A330 Conversion Rights

        The first sentence of Paragraph 4.4 of Letter Agreement No. 2 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

        The A330-300 Conversion Right and the A330-200 Conversion Right will be referred to individually and collectively as an "A330 Conversion Right."

UNQUOTE

        Paragraph 4.4.4 of Letter Agreement No. 2 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

        In respect only of Converted Firm A330-300 Aircraft that were previously converted into Converted Firm A330-200 Aircraft from Firm Aircraft, Option Aircraft or Purchase Right Aircraft in accordance with Subparagraph 4.1 of this Letter Agreement, Paragraph 1 of Letter Agreement No. 1 to the Agreement will apply.

        In respect only of Converted Firm A330-300 Aircraft that were previously converted into Converted Firm A330-200 Aircraft from Firm Aircraft, Paragraph 2 of Letter Agreement No. 1 to the Agreement will apply.

        In respect of Converted Firm A330-200 Aircraft, the pricing in Appendix A to this Letter Agreement No. 2 will apply.

UNQUOTE

6.2    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        Paragraph 6.1 of Letter Agreement No. 2 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

6.1    AVSA grants Northwest the right to CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (i)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (a)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

    (b)
    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

    (c)
    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

    (d)
    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (ii)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (iii)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (iv)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

UNQUOTE

6.3    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        Paragraph 7 of Letter Agreement No. 2 of the Agreement, CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.is hereby canceled. As a consequence of this cancellation, all references in the Agreement to CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

6.4    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        Paragraph 8 of Letter Agreement No. 2 of the Agreement, CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.is hereby canceled. As a consequence of this cancellation, all references in the Agreement to CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

6.5    Irrevocable Exercise of Flexibility Rights

        Paragraph 9 of Letter Agreement No. 2 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

9.    IRREVOCABLE EXERCISE OF FLEXIBILITY RIGHTS

        The A330 Conversion Right, A340 Conversion Right, CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.be referred to individually and collectively as a "Flexibility Right." No Aircraft or Converted Firm A330-200 Aircraft may be the object of more than one Flexibility Right, CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.except that an Aircraft or Converted Firm A330-200 Aircraft which has benefited from the exercise of a CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.may also be the object of a subsequent A330 Conversion Right or A340 Conversion Right, and an Aircraft or Converted Firm A330-200 Aircraft that has benefited from the exercise of an A330 Conversion Right or A340 Conversion Right may also be the subject of a CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.subject to the terms of the A330 Conversion Right, or A340 Conversion Right, unless agreed otherwise between Northwest and AVSA.

UNQUOTE

7.    PRICING

7.1    Upon delivery to Northwest of each of

  (i)
  the initial CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.Converted Firm A330-200 Aircraft (the "Initial Converted Firm A330-200 Aircraft") and

  (ii)
  the first CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.Option Aircraft that are converted into a Converted Firm A330-200 Aircraft and delivered after delivery of the CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.Firm Aircraft,

        AVSA will provide to Northwest a special airframe credit memorandum in the amount of US $CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. (US dollars—CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.) (the "Special Credit Memorandum").

7.2    As a consequence of Paragraph 7.1 above, the definition of Converted Firm A330-200 Aircraft Credit Memoranda in the final sentence of Paragraph 2.1 of Appendix A to Letter Agreement No. 2 of the Agreement is hereby amended to include the Special Credit Memorandum. Therefore, Paragraphs

2.2 and 2.3 of Appendix A to Letter Agreement No. 2 of the Agreement apply to the Special Credit Memorandum.

7.3    Should Northwest CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.any of the Initial Converted Firm A330-200 Aircraft, the Special Credit Memorandum will be CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

7.4    Northwest and AVSA acknowledge that in July 2001 the U.S. Bureau of Labor Statistics announced a change in the methodology of calculation of HE SIC 3724. Therefore, in accordance with Paragraph 5.4 of Exhibit E (PW) to the Agreement, (i) the Reference Price of the Pratt & Whitney PW 4168A Propulsion Systems set forth in Clause 4.1.2.1 of the Agreement will now reflect February 2001 economic conditions, instead of December 1998 economic conditions and (ii) Exhibit E (PW) will now also reflect February 2001 economic conditions.

        The clauses numbered 4.1.2.1 in the Agreement that set forth pricing for the General Electric CF6-80-E1A3 and Rolls Royce Trent 772B Propulsion Systems are deleted, and the second sentence of the remaining Clause 4.1.2.1 is canceled and replaced with the following quoted text:

QUOTE

        Said Base Price has been calculated with reference to the Reference Price indicated by Pratt & Whitney of US$ CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.(US dollars—CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.) in accordance with economic conditions prevailing in February 2001.

UNQUOTE

        Exhibit E (PW) to the Agreement is canceled and replaced with Exhibit A to this Amendment, which reflects changes in Paragraphs 1, 2 and 4 of Exhibit E (PW).

8.    PREDELIVERY PAYMENTS

        In order to reflect the new Firm Aircraft and Converted Firm A330-200 Aircraft delivery schedule and fleet mix, CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        Subparagraph 2.2 of Letter Agreement No. 8 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

2.1    Option Aircraft and Purchase Right Aircraft

2.1.1    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2.1.2    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2.1.3    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

UNQUOTE

        Subparagraph 2.3 of Letter Agreement No. 8 of the Agreement is hereby modified to include the new following text:

QUOTE

2.3    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

UNQUOTE

        Subparagraph 2.4.2 of Letter Agreement No. 8 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

2.4.2    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2.4.2.1    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (i)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (ii)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

    (1)
    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

    (2)
    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

    (3)
    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (iii)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (iv)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2.4.2.2    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

UNQUOTE

9.    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

9.1    Paragraphs 3 and 4 of Letter Agreement No. 11 of the Agreement will apply to Firm Aircraft and Converted Firm A330-200 Aircraft in this Amendment No. 2 (including Converted Firm A330-200 Aircraft converted from Firm Aircraft in accordance with this Amendment) CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

9.2    In addition, Paragraph 3 of Letter Agreement No. 11 of the Agreement will be amended to include the following quoted text:

QUOTE

3.3    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (i)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (ii)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3.4    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (i)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

  (ii)
  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

UNQUOTE

10.    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        The first paragraph of Paragraph 1.1 of Letter Agreement No. 10 of the Agreement is canceled and replaced with the following quoted text:

QUOTE

1.1    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

UNQUOTE

11.    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

12.    CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

        CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

13.    EFFECT OF THE AMENDMENT

        The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

        Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

14.    CONFIDENTIALITY

        This Amendment is subject to the confidentiality provisions set forth in Subclause 22.4 of the Agreement.

        If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provide below.

Very truly yours,
AVSA, S.A.R.L.

By: /s/  MARIE-PIERRE MERLE-BERAL

Its: AVSA Chief Executive Office

Accepted and Agreed, NORTHWEST AIRLINES, INC.
By:	/s/ GREG MAY
Its:	Vice President Purchasing & Aircraft Acquisitions

16

EXHIBIT A to Amendment No. 2 to the Agreement
EXHIBIT E (PW)

PRATT & WHITNEY PRICE REVISION FORMULA

        l.    REFERENCE PRICE

        The Reference Price of the Pratt & Whitney PW 4168A Propulsion Systems is as quoted in Subclause 4.1.2.1 of the Agreement.

        This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E.

        2.    REFERENCE PERIOD

        The above Reference Price has been established in accordance with the economic conditions prevailing in February 2001, as defined, according to Pratt & Whitney, by the HEb and ICb index values indicated in Paragraph 4 of this Exhibit E.

        3.    REFERENCE INDEXES

        Labor Index:    "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724—Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names that may be from time to time used for the publication title and/or table.

        Material Index:    "Industrial Commodities" (hereinafter referred to as "IC-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) or such other names that may be from time to time used for the publication title and/or table. (Base year 1982 = 100).

        4.    REVISION FORMULA

Pn	=	Pb × [0.65(HEn/HEb) + 0.35(ICn/ICb)]
Where
Pn	=	Revised Reference Price of the Propulsion Systems at delivery of the Aircraft
Pb	=	Reference Price at economic conditions February 2001
HEn	=	HE SIC 3724 for the sixth month prior to the month of delivery of the Aircraft
HEb	=	HE SIC 3724 for February 2001 (= 20.30)
ICn	=	IC-Index for the sixth month prior to the month of delivery of the Aircraft
ICb	=	IC-Index for February 2001 (= 139.7)

        In each computation, if the next succeeding place is five (5) or more the preceding decimal place will be raised to the next higher figure. In determining the Revised Reference Price, each quotient will be calculated to the nearest ten thousandth (4 decimals). The final factor will be rounded to the nearest ten-thousandth (4 decimals).

        After final computation, Pn will be rounded to the next whole number.

        5.    GENERAL PROVISIONS

        5.1  The Revised Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

        5.2  The Revised Reference Price at delivery of the Aircraft will in no event be less than the Reference Price defined in Paragraph 1 of this Exhibit E.

        5.3  If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

        5.4  If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit E or discontinues any of these indexes, AVSA will, reflect the substitute for the revised or discontinued index selected by Pratt & Whitney, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

        Appropriate revision of the formula will be made to accomplish this result.

        5.5  Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted to reflect increases in the cost of labor and material, which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Aircraft.

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Amendment No. 2 To the A330 Purchase Agreement Dated as of December 21, 2000 Between AVSA, S.A.R.L. And NORTHWEST AIRLINES, INC.